EXHIBIT 99.1



                                                                 PRESS RELEASE

                  SEACOR SMIT ANNOUNCES SECOND QUARTER RESULTS


HOUSTON, TEXAS
July 24, 2003

FOR IMMEDIATE RELEASE -- SEACOR SMIT Inc. (NYSE:CKH) announced net earnings for the second quarter ended June 30, 2003 of $6.4 million, or $0.33 per diluted share, on operating revenues of $105.2 million. For the six months ended June 30, 2003, net earnings were $10.8 million, or $0.55 per diluted share, on operating revenues of $202.0 million.

In the second quarter ended June 30, 2002, SEACOR net earnings were $12.2 million, or $0.59 per diluted share, on operating revenues of $97.7 million. For the six months ended June 30, 2002, net earnings were $23.7 million, or $1.15 per diluted share, on operating revenues of $201.3 million.

Net earnings in the quarter ended March 31, 2003 were $4.3 million, or $0.22 per diluted share, on operating revenues of $96.9 million.

The financial results for the second quarter ended June 30, 2003 as compared to the immediately preceding quarter were impacted, on a pre-tax basis, by a variety of factors highlighted below and described in greater detail in subsequent paragraphs and tables in this release:

     o IMPROVED ENVIRONMENTAL SERVICE SEGMENT RESULTS. Operating revenues and profits increased $9.4 million and $5.5 million, respectively, due primarily to international oil spill response and remediation activities.

     o IMPROVED MARINE SERVICE SEGMENT RESULTS. Operating profits increased $2.0 million despite a $1.6 million decline in operating revenues. Lower operating expenses from the sale of vessels and termination of certain charters and lower administrative expenses accounted for the improved results.

     o DECREASED INCOME FROM EQUIPMENT SALES. The Company sold fewer offshore vessels in the quarter, resulting in a $4.7 million decline in income from vessel sales.

     o IMPROVED RESULTS FROM DERIVATIVE TRANSACTIONS. The mark-to-market accounting of derivative transactions increased income by $0.9 million.

     o OTHER, NET. Other income declined between quarters due to lower realized profits from the sale of securities and a decline in the value of certain investments.

The Company's offshore marine fleet declined from 288 vessels at the end of the prior quarter to 283 at June 30, 2003. During the quarter, the Company sold three vessels, one of which was acquired by a joint venture, and took delivery of one each newly constructed crew vessel, supply vessel and towing supply vessel. Four vessels chartered-in and one managed-in by the Company and an additional vessel chartered-in by a joint venture were redelivered to owners.

Operating revenues and profits of the inland river and offshore aviation business segments and the Company' equity interest in the earnings of 50% or less owned companies were generally constant between the first and second quarters of 2003.

In the second quarter of 2003, the Company repaid $11.9 million of debt, which resulted in the recognition of a pretax charge against income for the write-off of related unamortized discount of $1.0 million. In the second quarter of 2003, the Company acquired a total of 820,650 shares of its common stock for treasury at an aggregate cost of $31.0 million. At June 30, 2003, cash and cash equivalents, marketable securities and construction reserve funds totaled $431.8 million, and outstanding long-term debt was $332.2 million.

SEACOR and its subsidiaries are engaged in the operation of a diversified fleet of offshore support vessels that service oil and gas exploration and development activities in the U.S. Gulf of Mexico, the North Sea, West Africa, Asia, Latin America and other international regions. Other business activities include environmental services, inland river operations, and helicopter transportation services to the oil and gas industry, mainly in the U.S. Gulf of Mexico.

This release includes "forward-looking statements" as described in the Private Securities Litigation Reform Act of 1995. Statements herein that describe the Company's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of results to differ materially from any future results, performance or achievements discussed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others: general economic and business conditions, the cyclical nature of our business, adequacy of insurance coverage, currency exchange fluctuations, changes in foreign political, military and economic conditions, the ongoing need to replace aging vessels, dependence of spill response revenue on the number and size of spills and upon continuing government regulation in this area and our ability to comply with such regulation and other governmental regulation, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, regulatory initiatives, customer preferences, marine-related risks, effects of adverse weather conditions and seasonality on the Company's offshore aviation business, helicopter related risks, effects of adverse weather and river conditions and seasonality on inland river operations, the level of grain export volume, variability in freight rates for inland river barges and various other matters, many of which are beyond the Company's control and other factors. The words "estimate," "project," "intend," "believe," "plan" and similar expressions are intended to identify forward-looking statements. Forward-looking statements included in this release speak only as of the date of this release and SEACOR disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions, or circumstances on which the forward-looking statement is based. The forward-looking statements in this release should be evaluated together with the many uncertainties that affect our businesses, particularly those mentioned under "Forward-Looking Statements" in
Item 7 of our Form 10-K and SEACOR's periodic reporting on Form 10-Q and Form 8-K (if any), which we incorporate by reference.

For additional information, contact Randall Blank, Executive Vice President and Chief Financial Officer, at (281) 899-4800 or (212) 307-6633 or visit SEACOR's website at www.seacorsmit.com.




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
                        SEACOR SMIT INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (IN THOUSANDS, EXCEPT SHARE DATA, UNAUDITED)

                                                                   Three Months Ended                     Six Months Ended
                                                                        June 30,                              June 30,
                                                             --------------------------------     ---------------------------------
                                                                2003               2002               2003               2002
                                                             -------------     --------------     --------------     --------------
Operating Revenues..........................................$    105,159    $        97,670    $       202,019    $       201,313
                                                             -------------     --------------     --------------     --------------
Costs and Expenses:
   Operating expenses........................................     69,422             61,133            136,522            118,289
   Administrative and general................................     13,391             12,803             27,470             25,163
   Depreciation and amortization.............................     13,708             13,996             28,344             27,872
                                                             -------------     --------------     --------------     --------------
                                                                  96,521             87,932            192,336            171,324
                                                             -------------     --------------     --------------     --------------
Operating Income.............................................      8,638              9,738              9,683             29,989
                                                             -------------     --------------     --------------     --------------
Other Income (Expense):
   Interest on debt..........................................     (4,419)            (3,796)            (9,925)            (7,797)
   Interest income...........................................      1,870              2,102              4,426              3,969
   Debt extinguishment.......................................       (966)                 -             (2,091)                 -
   Income from equipment sales or retirements, net...........        414                938              5,561              3,237
   Derivative income, net....................................      2,624              1,404              4,373                632
   Other, net................................................      1,797              6,898              4,526              2,573
                                                             -------------     --------------     --------------     --------------
                                                                   1,320              7,546              6,870              2,614
                                                             -------------     --------------     --------------     --------------
Income Before Income Taxes, Minority Interest and Equity
   in Earnings of 50% or Less Owned Companies................      9,958             17,284             16,553             32,603
Income Tax Expense...........................................      3,596              6,156              5,995             11,399
                                                             -------------     --------------     --------------     --------------
Income Before Minority Interest and Equity in Earnings of
   50% or Less Owned Companies..............................       6,362             11,128             10,558             21,204
Minority Interest in Income of Subsidiaries..................       (241)               (95)              (339)              (188)
Equity in Earnings of 50% or Less Owned Companies............        322              1,215                568              2,638
                                                             -------------     --------------     --------------     --------------
Net Income..................................................$      6,443    $        12,248    $        10,787    $        23,654
                                                             =============     ==============     ==============     ==============

Basic Earnings Per Common Share.............................$       0.34    $          0.61    $          0.55    $          1.18
                                                             =============     ==============     ==============     ==============

Diluted Earnings Per Common Share...........................$       0.33    $          0.59    $          0.55    $          1.15
                                                             =============     ==============     ==============     ==============

Weighted Average Common Shares:
  Basic...................................................... 19,155,421         20,078,231         19,463,596         20,058,824
  Diluted.................................................... 19,315,817         21,393,472         19,834,307         21,373,534


                        SEACOR SMIT INC. AND SUBSIDIARIES
                  SUPPLEMENTARY FINANCIAL AND OPERATIONAL DATA
          (IN THOUSANDS, EXCEPT SHARE AND OPERATIONAL DATA, UNAUDITED)

                                               Jun. 30,         Mar. 31,            Dec. 31,          Sep. 30,          Jun. 30,
STATEMENTS OF OPERATIONS:                        2003             2003                2002              2002              2002
                                             -------------     ------------     ---------------    ---------------    -------------
   Operating Revenues......................$    105,159    $       96,860    $       99,708     $     102,137      $      97,670
                                             -------------     ------------     ---------------    ---------------    -------------
   Cost and Expenses:
      Operating expenses...................      69,422            67,100            67,306            64,297             61,133
      Administrative and general...........      13,391            14,079            14,668            13,434             12,803
      Depreciation and amortization........      13,708            14,636            13,991            14,381             13,996
                                             -------------     ------------     ---------------    ---------------    -------------
                                                 96,521            95,815            95,965            92,112             87,932
                                             -------------     ------------     ---------------    ---------------    -------------
   Operating Income........................       8,638             1,045             3,743            10,025              9,738
   Net Interest Expense....................      (2,549)           (2,950)           (2,943)           (1,460)            (1,694)
   Debt Extinguishment.....................        (966)           (1,125)                -            (2,339)(1)              -
   Income from Equipment Sales, net........         414             5,147             3,077             2,321                938
   Gain from Chiles Merger.................           -                 -                 -            19,719                  -
   Derivative Income (Loss), net...........       2,624             1,749            (2,424)           (3,251)             1,404
   Other, net..............................       1,797             2,729             1,486             5,584              6,898
                                             -------------     ------------     ---------------    ---------------    -------------
   Income Before Income Taxes, Minority
      Interest and Equity Earnings.........       9,958             6,595             2,939            30,599             17,284
   Income Tax Expense......................       3,596             2,399             1,266            10,368              6,156
                                             -------------     ------------     ---------------    ---------------    -------------
   Income Before Minority Interest and
      Equity Earnings......................       6,362             4,196             1,673            20,231             11,128
   Minority Interest.......................        (241)              (98)              (32)               (6)               (95)
   Equity Earnings.........................         322               246                (3)            1,070              1,215
                                             -------------     ------------     ---------------    ---------------    -------------
   Net Income.............................. $     6,443    $        4,344    $        1,638     $      21,295      $      12,248
                                             =============     ============     ===============    ===============    =============

WEIGHTED AVERAGE COMMON SHARES:
   Basic...................................  19,155,421        19,775,194       19,823,095         20,051,743         20,078,231
   Diluted.................................  19,315,817        20,362,120       20,032,229(2)      21,186,390         21,393,472

DILUTED EARNINGS PER COMMON SHARE.......... $      0.33    $         0.22    $      0.08(2)     $        1.02      $        0.59

BALANCE SHEET:
   Cash, Marketable Securities and
      Construction Reserve Funds........... $    431,796   $       498,075   $      525,931     $     536,950      $     260,321
   Total Assets............................    1,380,007         1,401,710        1,487,107         1,467,396          1,293,455
   Total Long-term Debt....................      332,187           343,058          402,118           401,347            257,383
   Stockholders' Equity....................      772,563           789,971          804,951           804,227            784,127

MARINE FLEET RATES PER DAY WORKED ($)(3):
   Anchor Handling Towing Supply...........       12,258            11,963            14,109            13,144             12,103
   Crew....................................        3,153             3,158             3,148             3,200              3,224
   Geophysical, Freight and Other(4).......            -                 -                 -                 -                  -
   Mini-Supply.............................        3,027             3,102             2,983             2,918              2,749
   Standby Safety..........................        6,559             6,537             6,288             6,268              5,726
   Supply and Towing Supply................        7,648             7,712             7,834             8,153              7,964
   Utility.................................        1,792             1,767             1,762             1,761              1,744
MARINE FLEET UTILIZATION (%)(3) :
   Anchor Handling Towing Supply...........         76.7              82.6              73.1              72.9               79.1
   Crew....................................         79.9              78.9              78.3              76.3               81.8
   Geophysical, Freight and Other(4).......            -                 -                 -                 -                  -
   Mini-Supply.............................         89.4              86.8              86.2              90.0               85.9
   Standby Safety..........................         89.5              81.6              88.5              88.2               84.8
   Supply and Towing Supply................         81.6              79.9              85.7              88.9               89.0
   Utility.................................         56.7              55.1              58.0              62.4               62.3
      Overall Offshore Marine Fleet........         77.8              76.2              76.8              77.7               79.1
MARINE FLEET AT PERIOD END(3) :
    Anchor Handling Towing Supply..........           25                26                28                30                 32
    Crew...................................           92                92                96                95                 95
    Geophysical, Freight and Other.........            2                 2                 2                 2                  3
    Mini-Supply............................           32                32                33                28                 26
    Standby Safety.........................           26                26                26                28                 28
    Supply and Towing Supply...............           66                69                71                69                 74
    Utility................................           40                41                45                48                 48
                                             -------------     ------------     ---------------    ---------------    -------------
      Total Offshore Marine Fleet..........          283               288               301               300                306
                                             =============     ============     ===============    ===============    =============

INLAND BARGE FLEET AT PERIOD END...........          559               562               535               482                408

HELICOPTER FLEET AT PERIOD END.............           36                36                36              n.a.               n.a.

HELICOPTER FLIGHT HOURS....................        5,889             5,061              n.a.              n.a.               n.a.


-------------------

(1) A previously reported extraordinary loss from debt extinguishment was reclassified to operating results pursuant to FASB Statement 145.

(2) The assumed conversion of the Company's convertible notes into shares of common stock has been excluded from the computation of diluted earnings per share in the three month period ended December 31, 2002 as the effect was antidilutive. In this same period, such shares were also excluded from the calculation of diluted weighted average common shares outstanding.

(3) Statistics exclude vessels retired from service in the applicable periods - 14 utility vessels at June 30, 2003.

(4)  Vessels in this class were out of service during all reported periods.

                        SEACOR SMIT INC. AND SUBSIDIARIES
                         SUPPLEMENTARY OPERATIONAL DATA
                                   (UNAUDITED)

                                                                                                                           As of
                                                                                                                          March 31,
                                                                   As of June 30, 2003                                      2003
                                   ----------------------------------------------------------------------------------    ----------
                                                                                Joint
                                     Owned       Leased-in      Subtotal       Ventured       Managed         Total        Total
                                   ----------------------------------------------------------------------------------    ----------
OFFSHORE MARINE FLEET
   ANCHOR HANDLING TOWING SUPPLY:
   Domestic..........................    3              2             5             -              -               5            5
   Foreign...........................   15              -            15             5              -              20           21
                                   ----------     ---------     ----------    -----------    -----------     --------    ----------
                                        18              2            20             5              -              25           26
                                   ----------     ---------     ----------    -----------    -----------     --------    ----------
   CREW:
   Domestic..........................   40             20            60             -              -              60           62
   Foreign...........................   20              -            20            12              -              32           30
                                   ----------     ---------     ----------    -----------    -----------     --------    ----------
                                        60             20            80            12              -              92           92
                                   ----------     ---------     ----------    -----------    -----------     --------    ----------
   GEOPHYSICAL, FREIGHT AND OTHER:
   Domestic..........................    1              -             1             -              -               1            1
   Foreign...........................    -              -             -             1              -               1            1
                                   ----------     ---------     ----------    -----------    -----------     --------    ----------
                                         1              -             1             1              -               2            2
                                   ----------     ---------     ----------    -----------    -----------     --------    ----------
   MINI-SUPPLY:
   Domestic..........................   26              2            28             -              -              28           29
   Foreign...........................    2              -             2             2              -               4            3
                                   ----------     ---------     ----------    -----------    -----------     --------    ----------
                                        28              2            30             2              -              32           32
                                   ----------     ---------     ----------    -----------    -----------     --------    ----------
   STANDBY SAFETY:
   Domestic..........................    -              -             -             -              -               -            -
   Foreign...........................   20              -            20             1              5              26           26
                                   ----------     ---------     ----------    -----------    -----------     --------    ----------
                                        20              -            20             1              5              26           26
                                   ----------     ---------     ----------    -----------    -----------     --------    ----------
   SUPPLY AND TOWING SUPPLY:
   Domestic..........................    6              7            13             -              -              13           17
   Foreign...........................   24              4            28            25              -              53           52
                                   ----------     ---------     ----------    -----------    -----------     --------    ----------
                                        30             11            41            25              -              66           69
                                   ----------     ---------     ----------    -----------    -----------     --------    ----------
   UTILITY:
   Domestic..........................   37              -            37             -              -              37           38
   Foreign...........................    1              -             1             2              -               3            3
                                   ----------     ---------     ----------    -----------    -----------     --------    ----------
                                        38              -            38             2              -              40           41
                                   ----------     ---------     ----------    -----------    -----------     --------    ----------
   WORLDWIDE FLEET:
   Domestic..........................  113             31           144             -              -             144          152
   Foreign...........................   82              4            86            48              5             139          136
                                   ----------     ---------     ----------    -----------    -----------     --------    ----------
                                       195(1)          35           230            48              5             283          288
                                   ==========     =========     ==========    ===========    ===========     ========    ==========

INLAND BARGE FLEET

Domestic.............................  326(2)           -           326            11(2)         222             559          562
                                   ==========     =========     ==========    ===========    ===========     ========    ==========

U.S. HELICOPTER FLEET
     Domestic........................   18             17            35             -              1              36           36
                                   ==========     =========     ==========    ===========    ===========     ========    ==========

-------------------
(1) Two domestic supply, two foreign standby safety, and one crew vessel are majority-owned by the Company.

(2) Sixteen owned and five joint ventured barges were sold following June 30, 2003.